EXHIBIT 21.1
SUBSIDIARIES LISTING AS OF DECEMBER 31, 2015
All the subsidiaries listed below are incorporated in Delaware except that Ashford Hospitality Trust, Inc. is incorporated in Maryland

AH Tenant Corporation
AHT SMA GP, LLC
AHT SMA, LP
Annapolis Hotel GP LLC
Annapolis Maryland Hotel Limited Partnership
APHM - ND, L.P.
APHM North Dallas - GP, LLC
Ashford 1031 GP LLC
Ashford A-3 Mezz LLC
Ashford AA Senior Mezz LLC
Ashford Alpharetta Limited Partnership
Ashford Anchorage GP LLC
Ashford Anchorage LP
Ashford Ann Arbor GP LLC
Ashford Ann Arbor LP
Ashford Ashton GP LLC
Ashford Ashton LP
Ashford Atlanta Buckhead LP
Ashford Atlanta Peachtree GP LLC
Ashford Atlanta Peachtree LP
Ashford Atlantic Beach LP
Ashford Austin GP LLC
Ashford Austin LP
Ashford Basking Ridge LP
Ashford Birmingham LP
Ashford Bloomington GP LLC
Ashford Bloomington LP
Ashford Boston Billerica GP LLC
Ashford Boston Billerica LP
Ashford Bridgewater Hotel Partnership, LP
Ashford Bucks County LLC
Ashford Buena Vista LP
Ashford Buford I LP
Ashford Buford II LP
Ashford BWI Airport LP
Ashford Canada Trust
Ashford Capital Advisors LLC
Ashford Centerville Limited Partnership
Ashford Chambers GP LLC
Ashford Chambers LP
Ashford Charlotte Limited Partnership
Ashford CM GP LLC

Ashford CM Partners LP
Ashford Columbus Easton GP LLC
Ashford Columbus Easton LP
Ashford Columbus GP LLC
Ashford Columbus LP
Ashford Coral Gables LP
Ashford Credit Holding LLC
Ashford Crystal City GP LLC
Ashford Crystal City Limited Partnership
Ashford Crystal City Partners LP
Ashford Crystal Gateway GP LLC
Ashford Crystal Gateway LP
Ashford D-3 Mezz LLC
Ashford Dallas GP LLC
Ashford Dallas LP
Ashford Dearborn GP LLC
Ashford Downtown Atlanta GP LLC
Ashford Downtown Atlanta LP
Ashford Downtown Atlanta Senior Mezz LLC
Ashford Dulles LP
Ashford Durham I LLC
Ashford Durham II LLC
Ashford Edison LP
Ashford Eight General Partner LLC
Ashford Evansville I GP LLC
Ashford Evansville I LP
Ashford Evansville III GP LLC
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Five Junior Holder LLC
Ashford Five Junior Mezz LLC
Ashford Five Senior Mezz LLC
Ashford Flagstaff LP
Ashford Foshay GP LLC
Ashford Foshay LP
Ashford Foshay Senior Mezz LLC
Ashford Fremont GP LLC
Ashford Fremont LP
Ashford Fremont Senior Mezz LLC
Ashford Ft. Lauderdale Weston I LLC
Ashford Ft. Lauderdale Weston II LLC
Ashford Ft. Lauderdale Weston III LLC
Ashford G-3 Mezz LLC
Ashford Gainesville GP LLC
Ashford Gainesville LP
Ashford Gaithersburg Limited Partnership

Ashford Gateway TRS Corporation
Ashford GCH Beverage, Inc.
Ashford Hawthorne LP
Ashford HHC II LLC
Ashford HHC LLC
Ashford HHC Partners II LP
Ashford HHC Partners LP
Ashford HI Beverage, Inc.
Ashford Hospitality Finance General Partner LLC
Ashford Hospitality Finance LP
Ashford Hospitality Limited Partnership
Ashford Hospitality Servicing LLC
Ashford Hospitality Trust, Inc.
Ashford IHC LLC
Ashford IHC Partners, LP
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Jacksonville I GP LLC
Ashford Jacksonville I LP
Ashford Jacksonville II LP
Ashford Jacksonville III GP LLC
Ashford Jacksonville III LP
Ashford Jacksonville IV GP LLC
Ashford Jacksonville IV LP
Ashford Junior M1 LLC
Ashford Junior M2 LLC
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford Lakeway GP LLC
Ashford Lakeway LP
Ashford Lakeway Mezzanine LLC
Ashford Las Vegas GP LLC
Ashford Las Vegas LP
Ashford Lawrenceville LP
Ashford Le Pavillon GP LLC
Ashford Le Pavillon LP
Ashford Le Pavillon Senior Mezz LLC
Ashford Lee Vista GP LLC
Ashford Lee Vista Partners LP
Ashford LLB C-Hotel Management, LP
Ashford LLB F-Inn Management, LP
Ashford LLB SHS Management, LP
Ashford LMND LLC
Ashford Louisville LP
Ashford LV Hughes Center LP
Ashford Manhattan Beach LP
Ashford Market Center LP

Ashford Memphis GP LLC
Ashford Memphis LP
Ashford Mezz Borrower LLC
Ashford Minneapolis Airport GP LLC
Ashford Minneapolis Airport LP
Ashford Mira Mesa San Diego Limited Partnership
Ashford Mobile LP
Ashford MV San Diego GP LLC
Ashford MV San Diego LP
Ashford Newark LP
Ashford Nickel Junior Mezz LLC
Ashford Nickel Senior Mezz LLC
Ashford Oakland LP
Ashford OP General Partner LLC
Ashford OP Limited Partner LLC
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford Parking LLC
Ashford PH GP LLC
Ashford PH Partners LP
Ashford Philly GP LLC
Ashford Philly LP
Ashford Phoenix Airport LP
Ashford Phoenix Airport North GP LLC
Ashford Phoenix Airport North LP
Ashford Pittsburgh Meadowlands GP LLC
Ashford Pittsburgh Meadowlands LP
Ashford Pittsburgh Southpointe GP LLC
Ashford Pittsburgh Southpointe LP
Ashford Pittsburgh Waterfront GP LLC
Ashford Pittsburgh Waterfront LP
Ashford Plano-C LP
Ashford Plano-R LP
Ashford Plymouth Meeting LP
Ashford Pool A GP LLC
Ashford Pool A Junior Holder LLC
Ashford Pool A Junior Mezz LLC
Ashford Pool A Senior Mezz LLC
Ashford Pool B GP LLC
Ashford Pool B Junior Holder LLC
Ashford Pool B Junior Mezz LLC
Ashford Pool B Senior Mezz LLC
Ashford Pool C1 GP LLC
Ashford Pool C1 Junior Holder LLC
Ashford Pool C1 Junior Mezz LLC
Ashford Pool C1 Senior Mezz LLC

Ashford Pool C2 GP LLC
Ashford Pool C2 Junior Holder LLC
Ashford Pool C2 Junior Mezz LLC
Ashford Pool C2 Senior Mezz LLC
Ashford Pool C3 GP LLC
Ashford Pool C3 Junior Holder LLC
Ashford Pool C3 Junior Mezz LLC
Ashford Pool C3 Senior Mezz LLC
Ashford Pool I GP LLC
Ashford Pool II GP LLC
Ashford Properties General Partner LLC
Ashford Raleigh Limited Partnership
Ashford RB Junior Mezz LLC
Ashford RB Senior Mezz LLC
Ashford Richmond LP
Ashford Ruby Palm Desert I Limited Partnership
Ashford Salt Lake Limited Partnership
Ashford San Jose LP
Ashford Santa Clara GP LLC
Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Sapphire Acquisition LLC
Ashford Sapphire GP LLC
Ashford Sapphire I GP LLC
Ashford Sapphire II GP LLC
Ashford Sapphire Junior Holder I LLC
Ashford Sapphire Junior Holder II LLC
Ashford Sapphire Junior Mezz I LLC
Ashford Sapphire Junior Mezz II LLC
Ashford Sapphire Senior Mezz I LLC
Ashford Sapphire Senior Mezz II LLC
Ashford Sapphire V GP LLC
Ashford Sapphire VI GP LLC
Ashford Scottsdale LP
Ashford Senior General Partner I LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner III LLC
Ashford Senior General Partner IV LLC
Ashford Senior General Partner LLC
Ashford Senior M1 LLC
Ashford Senior M2 LLC
Ashford Seven General Partner LLC
Ashford Six General Partner LLC
Ashford Stillwater GP LLC
Ashford Stillwater LP
Ashford Syracuse LP

Ashford Ten Junior Mezz LLC
Ashford Ten Senior Mezz LLC
Ashford Terre Haute LP
Ashford Tipton Lakes LP
Ashford Torrance LP
Ashford TRS AA Senior Mezz LLC
Ashford TRS Anaheim LLC
Ashford TRS Ann Arbor LLC
Ashford TRS Ashton Holder LLC
Ashford TRS Ashton LLC
Ashford TRS Atlanta Peachtree LLC
Ashford TRS Austin LLC
Ashford TRS Bloomington LLC
Ashford TRS Boston Billerica LLC
Ashford TRS Canada Corporation
Ashford TRS Chambers LLC
Ashford TRS CM LLC
Ashford TRS Columbus Easton LLC
Ashford TRS Columbus LLC
Ashford TRS Corporation
Ashford TRS Crystal City LLC
Ashford TRS Dallas LLC
Ashford TRS Downtown Atlanta LLC
Ashford TRS Downtown Atlanta Senior Mezz LLC
Ashford TRS Eight LLC
Ashford TRS Evansville I LLC
Ashford TRS Evansville III LLC
Ashford TRS Five Junior Holder I LLC
Ashford TRS Five Junior Holder II LLC
Ashford TRS Five Junior Holder III LLC
Ashford TRS Five Junior Holder IV LLC
Ashford TRS Five Junior Holder V LLC
Ashford TRS Five Junior Mezz I LLC
Ashford TRS Five Junior Mezz II LLC
Ashford TRS Five Junior Mezz III LLC
Ashford TRS Five Junior Mezz IV LLC
Ashford TRS Five Junior Mezz V LLC
Ashford TRS Five LLC
Ashford TRS Five Senior Mezz I LLC
Ashford TRS Five Senior Mezz II LLC
Ashford TRS Five Senior Mezz III LLC
Ashford TRS Five Senior Mezz IV LLC
Ashford TRS Five Senior Mezz V LLC
Ashford TRS Foshay LLC
Ashford TRS Foshay Senior Mezz LLC
Ashford TRS Fremont LLC

Ashford TRS Fremont Senior Mezz LLC
Ashford TRS Gainesville LLC
Ashford TRS Investment Management GP LLC
Ashford TRS Investment Management LP
Ashford TRS Jacksonville I LLC
Ashford TRS Jacksonville III LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Junior M1 LLC
Ashford TRS Junior M2 LLC
Ashford TRS Lakeway Holding LLC
Ashford TRS Lakeway LLC
Ashford TRS Las Vegas LLC
Ashford TRS Le Pavillon LLC
Ashford TRS Le Pavillon Senior Mezz LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee I LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee III LLC
Ashford TRS Lessee IV LLC
Ashford TRS Lessee LLC
Ashford TRS Memphis LLC
Ashford TRS Nickel Junior Mezz LLC
Ashford TRS Nickel LLC
Ashford TRS Nickel Senior Mezz LLC
Ashford TRS PH LLC
Ashford TRS Phoenix Airport North LLC
Ashford TRS Pittsburgh Meadowlands LLC
Ashford TRS Pittsburgh Southpointe LLC
Ashford TRS Pittsburgh Waterfront LLC
Ashford TRS Pool A Junior Holder LLC
Ashford TRS Pool A Junior Mezz LLC
Ashford TRS Pool A LLC
Ashford TRS Pool A Senior Mezz LLC
Ashford TRS Pool B Junior Holder LLC
Ashford TRS Pool B Junior Mezz LLC
Ashford TRS Pool B LLC
Ashford TRS Pool B Senior Mezz LLC
Ashford TRS Pool C1 Junior Holder LLC
Ashford TRS Pool C1 Junior Mezz LLC
Ashford TRS Pool C1 LLC
Ashford TRS Pool C1 Senior Mezz LLC
Ashford TRS Pool C2 Junior Holder LLC
Ashford TRS Pool C2 Junior Mezz LLC
Ashford TRS Pool C2 LLC
Ashford TRS Pool C2 Senior Mezz LLC
Ashford TRS Pool C3 Junior Holder LLC

Ashford TRS Pool C3 Junior Mezz LLC
Ashford TRS Pool C3 LLC
Ashford TRS Pool C3 Senior Mezz LLC
Ashford TRS Pool I LLC
Ashford TRS Pool II LLC
Ashford TRS RB Junior Mezz LLC
Ashford TRS RB Senior Mezz LLC
Ashford TRS Santa Clara LLC
Ashford TRS Sapphire GP LLC
Ashford TRS Sapphire I LLC
Ashford TRS Sapphire II LLC
Ashford TRS Sapphire Junior Holder LLC
Ashford TRS Sapphire Junior Mezz LLC
Ashford TRS Sapphire LLC
Ashford TRS Sapphire Senior Mezz LLC
Ashford TRS Sapphire V LLC
Ashford TRS Sapphire VI LLC
Ashford TRS Senior M1 LLC
Ashford TRS Senior M2 LLC
Ashford TRS Seven LLC
Ashford TRS Six LLC
Ashford TRS Stillwater LLC
Ashford TRS Ten Junior Mezz LLC
Ashford TRS Ten Senior Mezz LLC
Ashford TRS V LLC
Ashford TRS VI Corporation
Ashford TRS Wichita Licensee LLC
Ashford TRS Wichita LLC
Ashford TRS Wisconsin Dells LLC
Ashford TRS WQ LLC
Ashford Walnut Creek GP LLC
Ashford Walnut Creek LP
Ashford Wichita GP LLC
Ashford Wichita LP
Ashford Wisconsin Dells GP LLC
Ashford Wisconsin Dells LP
Ashford WQ Hotel GP LLC
Ashford WQ Hotel LP
Ashford WQ Licensee LLC
Ashford, Inc.
Austin Embassy Beverage, Inc.
Bucks County Member LLC
CHH Crystal City Hotel GP, LLC
CHH Crystal City Hotel, LP
CHH Lee Vista Hotel GP, LLC
CHH Lee Vista Hotel, LP

CHH Santa Clara Hotel GP, LLC
CHH Santa Clara Hotel, LP
CHH Tucson Parent, LLC
CHH Tucson Partnership, LP
CM Hotel GP, LLC
CM Hotel Partners, LP
Commack New York Hotel Limited Partnership
Coral Gables Florida Hotel Limited Partnership
Crystal City Tenant Corp.
CY Manchester Hotel Partners, LP
CY Manchester Tenant Corporation
CY-CIH Manchester Parent, LLC
Dearborn Hotel Partners, LP
Dearborn Tenant Corp.
DLC 2 Tree Tenant Corp.
EC Tenant Corp.
FL/NY GP LLC
HH Annapolis Holding LLC
HH Annapolis LLC
HH Atlanta LLC
HH Austin Hotel Associates, L.P.
HH Baltimore LLC
HH Chicago LLC
HH Churchill Hotel Associates, L.P.
HH Denver LLC
HH DFW Hotel Associates, L.P.
HH FP Portfolio LLC
HH Gaithersburg LLC
HH LC Portfolio LLC
HH Melrose Hotel Associates, L.P.
HH Mezz Borrower A-2 LLC
HH Mezz Borrower A-4 LLC
HH Mezz Borrower D-1 LLC
HH Mezz Borrower D-2 LLC
HH Mezz Borrower D-4 LLC
HH Mezz Borrower G-2 LLC
HH Mezz Borrower G-4 LLC
HH Palm Springs LLC
HH Princeton LLC
HH San Antonio LLC
HH Savannah LLC
HH Swap A LLC
HH Swap C LLC
HH Swap C-1 LLC
HH Swap D LLC
HH Swap F LLC

HH Swap F-1 LLC
HH Swap G LLC
HH Tampa Westshore LLC
HH Texas Hotel Associates, L.P.
HHC Texas GP LLC
HHC TRS Atlanta LLC
HHC TRS Austin LLC
HHC TRS Baltimore II LLC
HHC TRS Baltimore LLC
HHC TRS Chicago LLC
HHC TRS FP Portfolio LLC
HHC TRS Highland LLC
HHC TRS LC Portfolio LLC
HHC TRS Melrose LLC
HHC TRS Portsmouth LLC
HHC TRS Princeton LLC
HHC TRS Savannah LLC
HHC TRS Tampa LLC
Hyannis Massachusetts Hotel Limited Partnership
Key West Florida Hotel Limited Partnership
Key West Hotel GP LLC
Lee Vista Tenant Corp.
Minnetonka Hotel GP LLC
Minnetonka Minnesota Hotel Limited Partnership
New Beverly Hills GP LLC
New Beverly Hills Hotel Limited Partnership
New Clear Lake GP LLC
New Clear Lake Hotel Limited Partnership
New Fort Tower I GP LLC
New Fort Tower I Hotel Limited Partnership
New Houston GP LLC
New Houston Hotel Limited Partnership
New Indianapolis Downtown GP LLC
New Indianapolis Downtown Hotel Limited Partnership
Non-REIT GP LLC
Palm Beach Florida Hotel and Office Building Limited Partnership
Palm Beach GP LLC
PH Hotel GP, LLC
PH Hotel Partners, LP
PIM Ashford Mezz 4 LLC
PIM Ashford Subsidiary I, LLC
PIM Ashford Venture I, LLC
PIM Boston Back Bay LLC
PIM Highland Holding LLC
PIM Highland TRS Corporation
PIM Nashville LLC

PIM TRS Boston Back Bay LLC
PIM TRS Nashville LLC
Portsmouth Hotel Associates LLC
REDUS SH ND, LLC
RFS SPE 2000 LLC
RI Manchester Hotel Partners, LP
RI Manchester Tenant Corporation
RI-CIH Manchester Parent, LLC
Rye Town Tenant Corp.
Santa Clara Tenant Corp.
South Yarmouth Massachusetts Hotel Limited Partnership
St. Petersburg Florida Hotel Limited Partnership
St. Petersburg GP LLC
Westbury New York Hotel Limited Partnership